                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                FORM 8-K
                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (date of earliest event reported):
September 15, 1997

                      ADVANTA CREDIT CARD MASTER TRUST
            (Exact name or Registrant as specified in its charter)

   New York              Reg. No. 33-73828             Not Required
(State or other          (Commission File            (I.R.S. Employer
 jurisdiction                 Number)                 Identification
of incorporation)                                         Number)

                          Advanta National Bank
                        Attention: Elizabeth H. Mai

                        Delaware Corporate Center I

              One Righter Parkway, Wilmington, Delaware  19803

                       (Address of Owner/Servicer)

                  (Address of principal executive offices)

              (302) 266-5600  (Telephone Number of Owner/Servicer)

                      (Registrant's Telephone Number)

        Items 1-4.  Inapplicable.

        Item 5.  Other Events.

Information relating to the distributions to Certificateholders for the August 1997 Monthly Period of the Trust in respect of the Class A-1
5.95% Fixed Rate Asset Backed Certificates, Series 1992-3, the Class A-2 Floating Rate Asset Backed Certificates, Series 1992-3, Floating Rate Asset Backed Certificates, Series 1993-2, Floating Rate Asset Backed Certificates, Series 1993-4 and, Floating Rate Asset Backed Certificates, Series 1994-1, (the "Certificates") issued by the registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables, Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 1, 1992 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") between Advanta National Bank (formerly known as Advanta National Bank USA) and The Chase Manhattan Bank, as trustee. Capitalized terms not otherwise defined herein have the meanings assigned.


As scheduled, Series 1992-3 began its scheduled ten-month Controlled Amortization Period on March 1, 1997. Due to the reduction in the Trust's principal payment rate and the fact that Series 1992-3 does not share principal collections with other series in the Trust, the Servicer anticipates that Series 1992-3 Principal Allocations may be of amounts less than the Controlled Amortization Amount during some months of the Controlled Amortization Period. Based on recent monthly principal payment rates the Servicer anticipates that it may take eleven months for Series 1992-3 to fully pay out, which would make the final Distribution Date for Series 1992-3 the February 1998 Distribution Date, instead of the January 1998 Distribution Date. No assurance can be given that the actual number of months elapsed from the beginning of the Controlled Amortization Period until the final Distribution Date will equal the anticipated number of months. Series 1992-3 is the only publicly-issued series in the Trust that does not share principal collections and therefore the Servicer anticipates that it should be the only such series in the Trust with respect to which distributions to Investors of Principal Collections may be in an amount that is less than a given series Controlled Amortization Amount.

Effective June 30, 1997, Advanta National Bank USA (formerly known as Colonial National Bank USA), changed its name to Advanta National Bank (the "Bank"). Also effecitve June 30, 1997, Advanta National Bank ("ANB"), a national banking association (the "Merged Bank"), merged with and into the Bank.



        Item 6.  Inapplicable.

        Item 7.  Financial Statements,
                Pro Forma Financial Information and Exhibits.

1. Monthly Reports for the August 1997 Monthly Period relating to the Series 1992-3 Class A-1, 5.95% Fixed Rate Asset Backed Certificates, the Series 1992-3 Class A-2 Floating Rate Asset Backed Certificates, the Series 1993-2, the Series 1993-4 and the Series 1994-1 Floating Rate Asset Backed Certificates issued by the Advanta Credit Card Master Trust.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    ADVANTA CREDIT CARD MASTER TRUST

                                  (Registrant)

BY:      ADVANTA NATIONAL BANK (formerly known as Advanta National Bank USA)
as Servicer


Date: September 15, 1997   By:    /s/ JEFFREY D. BECK
                                 ---------------------
                           Name:      Jeffrey D. Beck
                           Title:     Senior Vice President and Treasurer

                             EXHIBIT INDEX

                                                             Sequential
Exhibit                                                      Page Number
1.   Monthly Reports for the August 1997 Monthly Period           5
     relating to the Class A-1 5.95% Fixed Rate Asset Backed
     Certificates and Class A-2 Floating Rate Asset Backed
     Certificates, Series 1992-3, the Floating Rate Asset
     Backed Certificates, Series 1993-2, the Floating Rate
     Asset Backed Certificates, Series 1993-4 and the Floating
     Rate Asset Backed Certificates, Series 1994-1, issued by the Advanta Credit Card Master Trust.